EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of FuelNation, Inc. (the "Company") of our report dated March 29, 2002 included in the Company's Annual Report on Form 10-KSB (File No. 1-12350).


                                       /s/ MOORE STEPHENS, P.C.
                                       -----------------------------------------
                                       Moore Stephens, P.C.
                                       Certified Public Accountants


          Cranford, New Jersey
          December 13, 2002